UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

ASTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

130 Commerce Way
East Aurora, New York		14052
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 805-1599

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As stated in a Current Report on Form 8-K previously filed by the Company on June 2, 2016, at the Annual Meeting of Shareholders of the Company held on June 1, 2016, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Certificate of Incorporation increasing the number of authorized shares of the Company’s Class B Stock from 10,000,000 to 15,000,000. The Amendment became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of New York on June 30, 2016. The foregoing is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report.

Exhibit Number	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Astronics Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

Dated: July 1, 2016	By:	/s/ David C. Burney
	Name:	David C. Burney
Secretary and Executive Vice President- Finance

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Astronics Corporation